Press Release
Media contact:	Investor Contact:
Mike Jacobsen, APR	Chris Sikora
+1 330 490-4498	+1 330 490-4242
michael.jacobsen@dieboldnixdorf.com	christopher.sikora@dieboldnixdorf.com

FOR IMMEDIATE RELEASE:
Aug. 7, 2024

Diebold Nixdorf Reports Strong 2024 Second Quarter Financial Results; Updates Full-Year Outlook Reflecting Higher Profitability
Please visit www.dieboldnixdorf.com/earnings for a presentation and additional content

NORTH CANTON, Ohio - Diebold Nixdorf (NYSE:DBD), a world leader in transforming the way people bank and shop, today reported its second quarter 2024 financial results.

Key Financial Highlights*
•Revenue (GAAP) of $939.7 million, +1.9% YOY; +2.4% YOY on a non-GAAP basis
•Operating profit (GAAP) of $70.7 million, compared with a loss of $3.9 million in the prior-year; operating profit (non-GAAP) of $102.8 million, +47.1% YOY
•Operating profit margin (GAAP) of 7.5%, +790 basis points YOY; operating profit margin (non-GAAP) of 10.9%, +330 basis points YOY
•Net cash used from operating activities (GAAP) of $(8.0) million, a 96.7% improvement YOY; free cash flow use (non-GAAP) of $16.1 million, a 93.6% improvement YOY
•Net income (GAAP) of $14.8 million; Adjusted EBITDA (non-GAAP) of $118.8 million, +40.9% YOY

Management Commentary
Octavio Marquez, Diebold Nixdorf president and chief executive officer, said: “Our improved operational execution, driven by our continuous improvement mindset, is generating positive results as we delivered another solid quarter. The combination of our market-leading product and service solutions, along with the team's commitment to safety, quality, delivery and cost, provides a strong foundation for long-term performance. Additionally, we are strengthening our business model to drive more profitable and linear revenue, allowing us to optimize working capital and deliver more consistent cash flow on a quarter-by-quarter basis. Given our strong year-to-date execution and outlook for the remainder of 2024, we are raising our full-year adjusted EBITDA guidance to a range of $435 million to $450 million. We are well positioned for future success and are focused on continuing our momentum into the second half of the year.”

Key Highlights
•Announced the launch of Vynamic® Connection Points 7 (VCP7) software, which provides increased functionality and further integrates the ATM channel into digital transformation efforts.
•Accelerated adoption of continuous improvement and lean manufacturing principles with Kaizen events in our North Canton manufacturing facility.
•Banks around the globe continue to upgrade and refresh their ATM fleets with major DN Series® wins coming from France, the U.S. and India, valued at nearly $50 million.
•Retail, despite challenging market conditions, is leveraging its broad install base to drive recurring service revenue with the extension of a four-year, $100 million managed services contract with an international retailer based in Western Europe.
•Joined the Russell indices as part of its annual reconstitution, which expands the company’s investor base and highlights its market capitalization growth.

* - Comparison of Successor to Predecessor YoY results is a non-GAAP approach, as the financial performance of the successor periods is impacted by Fresh Start Accounting. Please refer to the company's 2023 Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q for more information.

Full-Year 2024 Financial Outlook

	Previous guidance	Current guidance
Total Revenue	Low single-digit growth	Flat
Adjusted EBITDA [1,2]	$410M - $435M	$435M - $450M
Free Cash Flow Conversion	+25%	+25%

•Company updates full-year adjusted EBITDA outlook to reflect higher profitability for the year, driven by its continuous improvement efforts.
•Updating full-year revenue outlook to flat, which incorporates continued strength in banking, offset by retail product market headwinds, as well as a modest unfavorable impact from foreign currency exchange.

1 - See Note 1 below for Non-GAAP adjustments to net sales, gross profit and operating expenses, which include selling and administrative expense, research, development and engineering expense, gain/loss on sale of assets, net, and impairment of assets, and Note 2 for adjusted EBITDA and adjusted net income (loss).

2 - With respect to the company’s adjusted EBITDA and free cash flow conversion (free cash flow / adjusted EBITDA) outlook for 2024, it is not providing reconciliations to the most directly comparable GAAP financial measures because it is unable to predict with reasonable certainty those items that may affect such measures calculated and presented in accordance with GAAP without unreasonable effort. These measures primarily exclude future restructuring and refinancing actions and net non-routine items. These reconciling items are uncertain, depend on various factors and could significantly impact, either individually or in the aggregate, operating profit and net income calculated and presented in accordance with GAAP.

Overview Presentation and Conference Call
More information on Diebold Nixdorf's quarterly earnings is available on its Investor Relations website. Octavio Marquez, president and chief executive officer, and Tom Timko, executive vice president and chief financial officer, will discuss the company's financial performance during a conference call today at 8:30 a.m. ET. The call / webcast is available at http://www.dieboldnixdorf.com/earnings. The replay of the webcast can be accessed on the website for up to three months after the call.

About Diebold Nixdorf
Diebold Nixdorf, Incorporated (NYSE:DBD) automates, digitizes and transforms the way people bank and shop. As a partner to the majority of the world’s top 100 financial institutions and top 25 global retailers, our integrated solutions connect digital and physical channels conveniently, securely and efficiently for millions of consumers each day. The company has a presence in more than 100 countries with approximately 21,000 employees worldwide. Visit www.DieboldNixdorf.com for more information.

LinkedIn: www.linkedin.com/company/diebold
X: @DieboldNixdorf
Facebook: www.facebook.com/DieboldNixdorf
YouTube: www.youtube.com/dieboldnixdorf

Non-GAAP Financial Measures and Other Information
To supplement our condensed consolidated financial information presented in accordance with GAAP, the Company considers certain financial measures that are not prepared in accordance with GAAP, including Non-GAAP results, adjusted diluted earnings per share, free cash flow (use) and free cash flow conversion, net debt, EBITDA, adjusted EBITDA, and constant currency results. The Company calculates constant currency by translating the prior year results at current year exchange rates. The Company uses these Non-GAAP financial measures, in addition to GAAP financial measures, to evaluate our operating and financial performance and to compare such performance to that of prior periods and to the performance of our competitors. Also, the Company uses these Non-GAAP financial measures in making operational and financial decisions and in establishing operational goals. The Company also believes providing these Non-GAAP financial measures to investors, as a supplement to GAAP financial measures, helps investors evaluate our operating and financial performance and trends in our business, consistent with how management evaluates such performance and trends. The Company also believes these Non-GAAP financial measures may be useful to investors in comparing its performance to the performance of other companies, although its Non-GAAP financial measures are specific to the Company and the Non-GAAP financial measures of other companies may not be calculated in the same manner. We provide EBITDA and Adjusted EBITDA because we believe that investors and securities analysts will find EBITDA and adjusted EBITDA to be useful measures for evaluating our operating performance and comparing our operating performance with that of similar companies that have different capital structures and for evaluating our ability to meet our future debt service, capital expenditure and working capital requirements. We consider free cash flow (use) to be a liquidity measure that provides useful information to management and investors about the amount of cash generated by the business that, after the purchase of property and equipment and capitalized software development and changes in cash of assets held for sale and the use of cash for M&A, and excluding the use/proceeds of cash for the settlement of foreign exchange derivative instruments, can be used for debt servicing, strategic opportunities, including investing in the business, making strategic acquisitions, strengthening the balance sheet and paying dividends. Free Cash Flow Conversion is a liquidity ratio that measures the Company's ability to convert operating profits into free cash flow and is calculated as Free Cash Flow over Adjusted EBITDA. For more information, please refer to the section, "Notes for Non-GAAP Measures."

Forward-Looking Statements

This press release may contain statements that are not historical information and are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give current expectations or forecasts of future events and are not guarantees of future performance. These forward-looking statements include, but are not limited to, projections, statements regarding the Company's expected future performance (including expected results of operations and financial guidance), future financial condition, anticipated operating results, strategy plans, future liquidity and financial position.

Statements can generally be identified as forward looking because they include words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “will,” “estimates,” “potential,” “target,” “predict,” “project,” “seek,” and variations thereof or “could,” “should” or words of similar meaning. Statements that describe the Company's future plans, objectives or goals are also forward-looking statements, which reflect the current views of the Company with respect to future events and are subject to assumptions, risks and uncertainties that could cause actual results to differ materially. Although the Company believes that these forward-looking statements are based upon reasonable assumptions regarding, among other things, the economy, its knowledge of its business, and key performance indicators that impact the Company, these forward-looking statements involve risks, uncertainties and other factors that may cause actual results to differ materially from those expressed in or implied by the forward-looking statements.

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

The factors that may affect the Company's results include, among others:
•the Company’s recent emergence from the Chapter 11 Cases and the Dutch Scheme Proceedings, which could adversely affect our business and relationships;
•the significant variance of our actual financial results from the projections that were filed with the U.S. Bankruptcy Court and Dutch Court;
•the overall impact of the global supply chain complexities on the Company and its business, including delays in sourcing key components as well as longer transport times, especially for container ships and U.S. trucking, given the Company’s reliance on suppliers, subcontractors and availability of raw materials and other components;

•the Company’s ability to generate sufficient cash or have sufficient access to capital resources to service its debt, which, if unsuccessful or insufficient, could force the Company to reduce or delay investments and capital expenditures or to dispose of material assets or operations, seek additional debt or equity capital or restructure or refinance its indebtedness;
•the Company’s ability to comply with the covenants contained in the agreements governing its debt;
•the Company’s ability to successfully convert its backlog into sales, including our ability to overcome supply chain and liquidity challenges;
•the ultimate impact of infectious disease outbreaks and other public health emergencies, including further adverse effects to the Company’s supply chain, and maintenance of increased order backlog;
•the Company’s ability to successfully meet its cost-reduction goals and continue to achieve benefits from its cost-reduction initiatives and other strategic initiatives;
•the success of the Company’s new products, including its DN Series line and EASY family of retail checkout solutions, and electronic vehicle charging service business;
•the impact of a cybersecurity incident or operational failure on the Company’s business;
•the Company’s ability to attract, retain and motivate key employees;
•the Company’s reliance on suppliers, subcontractors and availability of raw materials and other components;
•changes in the Company’s intention to further repatriate cash and cash equivalents and short-term investments residing in international tax jurisdictions, which could negatively impact foreign and domestic taxes;
•the Company’s success in divesting, reorganizing or exiting non-core and/or non-accretive businesses and its ability to successfully manage acquisitions, divestitures, and alliances;
•the ultimate outcome of the appraisal proceedings initiated in connection with the implementation of the Domination and Profit Loss Transfer Agreement with the former Diebold Nixdorf AG (which was dismissed in the Company’s favor at the lower court level in 2022) and the merger/squeeze-out (which was dismissed in the Company's favor in 2023);
•the impact of market and economic conditions, including the bankruptcies, restructuring or consolidations of financial institutions, which could reduce the Company’s customer base and/or adversely affect its customers' ability to make capital expenditures, as well as adversely impact the availability and cost of credit;
•the impact of competitive pressures, including pricing pressures and technological developments;
•risks related to our international operations, including geopolitical instability and wars;
•changes in political, economic or other factors such as currency exchange rates, inflation rates (including the impact of possible currency devaluations in countries experiencing high inflation rates), recessionary or expansive trends, disruption in energy supply, taxes and regulations and laws affecting the worldwide business in each of the Company’s operations;
•the Company’s ability to maintain effective internal controls;
•unanticipated litigation, claims or assessments, as well as the outcome/impact of any current/pending litigation, claims or assessments;
•the effect of changes in law and regulations or the manner of enforcement in the U.S. and internationally and the Company’s ability to comply with applicable laws and regulations; and
•other factors included in the Company’s filings with the Securities and Exchange Commission (the "SEC"), including its Annual Report on Form 10-K for the year ended December 31, 2023 as filed with the SEC on March 8, 2024, and its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2024.

Except to the extent required by applicable law or regulation, the Company undertakes no obligation to update these forward-looking statements to reflect future events or circumstances or to reflect the occurrence of unanticipated events.

You should consider these factors carefully in evaluating forward-looking statements and are cautioned not to place undue reliance on such statements.

Summary Financial Results

	Three months ended
	Successor		Predecessor
	June 30, 2024		June 30, 2023		% Change
($ in millions, except per share data)	GAAP	Non-GAAP[1]	GAAP	Non-GAAP[1]	GAAP	Non-GAAP
Total net sales	$939.7	$939.7	$922.2	$917.3	1.9	2.4
Gross profit	$243.2	$260.9	$225.2	$227.9	8.0	14.5
Gross margin	25.9%	27.8%	24.4%	24.8%	150 bps	300 bps
Selling and administrative expense	$152.2	$135.8	$201.0	$135.4	(24.3)	0.3
Research, development and engineering expense	$22.1	$22.4	$25.4	$22.1	(13.0)	1.4
Operating profit (loss)	$70.7	$102.8	$(3.9)	$69.9	N/M	47.1
Operating margin	7.5%	10.9%	(0.4)%	7.6%	790 bps	330 bps

Net income (loss)	$14.8	$43.4	$(677.3)	$20.8	102.2	108.7
Adjusted EBITDA		$118.8		$84.3		40.9

	Three months ended
	Successor	Predecessor
($ in millions)	June 30, 2024	June 30, 2023	% Change
Net cash used by operating activities	$(8.0)	$(241.7)	96.7
Excluding the impact of changes in cash of assets held for sale	—	(0.7)	100.0
Capital expenditures	(1.7)	(5.5)	69.1
Capitalized software development	(6.4)	(5.4)	(18.5)
Free cash flow (use) (Non-GAAP measure)	$(16.1)	$(253.3)	93.6

	Six months ended
	Successor	Predecessor
($ in millions)	June 30, 2024	June 30, 2023	% Change
Net cash used by operating activities	$(31.5)	$(337.6)	90.7
Excluding the impact of changes in cash of assets held for sale	—	5.8	(100.0)
Capital expenditures	(8.4)	(11.2)	25.0
Capitalized software development	(12.6)	(10.8)	(16.7)
Free cash flow (use) (Non-GAAP measure)	$(52.5)	$(353.8)	85.2

1 - See Note 1 under Notes for Non-GAAP adjustments to net sales, gross profit and operating expenses, which include selling and administrative expense, research, development and engineering expense, gain/loss on sale of assets, net, and impairment of assets and Note 2 for adjusted EBITDA and net income (loss).

Financial Results of Operations and Segments

Revenue Summary by Reportable Segment & Business Line - Unaudited

	Three months ended June 30,
	2024	2023	2023 in CC3
($ in millions)	Successor	Predecessor	Predecessor	% Change	% Change in CC
Banking
Services	$401.5	$400.2	$396.9	0.3%	1.2%
Products	305.9	264.7	261.7	15.6%	16.9%
Total Banking Revenue	$707.4	$664.9	$658.6	6.4%	7.4%

Retail
Services	$139.2	$137.8	$136.7	1.0%	1.8%
Products	93.1	119.5	118.7	(22.1)%	(21.6)%
Total Retail Revenue	$232.3	$257.3	$255.4	(9.7)%	(9.0)%

Total by Business Line
Services	$540.7	$538.0	$533.6	0.5%	1.3%
Products	399.0	384.2	380.4	3.9%	4.9%
Total Revenue	$939.7	$922.2	$914.0	1.9%	2.8%

[3] - The company calculates constant currency (CC) by translating the prior-year period results at current year exchange rates.

Revenue Summary by Reportable Segment & Business Line - Unaudited

	Six months ended June 30,
	2024	2023	2023 in CC3
($ in millions)	Successor	Predecessor	Predecessor	% Change	% Change in CC
Banking
Services	$788.1	$781.3	$781.9	0.9%	0.8%
Products	568.1	476.5	475.1	19.2%	19.6%
Total Banking Revenue	$1,356.2	$1,257.8	$1,257.0	7.8%	7.9%

Retail
Services	$277.4	$273.1	$274.1	1.6%	1.2%
Products	201.5	249.4	251.0	(19.2)%	(19.7)%
Total Retail Revenue	$478.9	$522.5	$525.1	(8.3)%	(8.8)%

Total by Business Line
Services	1,065.5	$1,054.4	$1,056.0	1.1%	0.9%
Products	769.6	725.9	726.1	6.0%	6.0%
Total Revenue	$1,835.1	$1,780.3	$1,782.1	3.1%	3.0%

[3] - The company calculates constant currency (CC) by translating the prior-year period results at current year exchange rates.

Operating Profit Summary - Unaudited

	Three months ended
	Successor		Predecessor
	June 30, 2024		June 30, 2023		Change
($ in millions)	GAAP	Non-GAAP[4,5] Results	GAAP	Non-GAAP[4,5] Results	GAAP		Non-GAAP Results
Services	$540.7	$540.7	$538.0	$535.5	$2.7		$5.2
Products	399.0	399.0	384.2	381.8	14.8		17.2
Total net sales	$939.7	$939.7	$922.2	$917.3	$17.5		$22.4

Services	$142.7	$155.5	$149.9	$153.8	$(7.2)		$1.7
Products	100.5	105.4	75.3	74.1	25.2		31.3
Total gross profit	$243.2	$260.9	$225.2	$227.9	$18.0		$33.0

Services	26.4%	28.8%	27.9%	28.7%	(150)	bps	10	bps
Products	25.2%	26.4%	19.6%	19.4%	560	bps	700	bps
Total gross margin	25.9%	27.8%	24.4%	24.8%	150	bps	300	bps

Selling and administrative expense	152.2	135.8	201.0	$135.4	(48.8)		0.4
Research, development and engineering expense	22.1	22.4	25.4	$22.1	(3.3)		0.3
Other operating expenses	(1.8)	(0.1)	2.7	0.5	(4.5)		(0.6)
Operating expenses	$172.5	$158.1	$229.1	$158.0	$(56.6)		$0.1

Operating profit	$70.7	$102.8	$(3.9)	$69.9	$74.6		$32.9
Operating margin	7.5%	10.9%	(0.4)%	7.6%	790	bps	330	bps

Adjusted EBITDA		$118.8		$84.3			$34.5
Adjusted EBITDA margin		12.6%		9.2%			340	bps

[4] - See Note 1 below for GAAP to Non-GAAP adjustments to net sales, gross profit and operating expenses, which include selling and administrative expense, research, development and engineering expense, gain/loss on sales of assets, net, and impairment of assets.

[5]- Refer to Note 1 below for further information regarding adjustments for Non-GAAP which excludes the results of the non-core business that was sold in September 2023.

	Six months ended
	June 30, 2024		June 30, 2023		Change
($ in millions)	GAAP	Non-GAAP [4],[5] Results	GAAP	Non-GAAP [4],[5] Results	GAAP		Non-GAAP Results
Services	$1,065.5	$1,065.5	$1,054.4	$1,049.8	$11.1		$15.7
Products	769.6	771.3	725.9	720.8	43.7		50.5
Total net sales	$1,835.1	$1,836.8	$1,780.3	$1,770.6	$54.8		$66.2

Services	$258.8	$302.5	$303.3	$308.4	$(44.5)		$(5.9)
Products	193.0	203.9	131.2	128.9	61.8		75.0
Total gross profit	$451.8	$506.4	$434.5	$437.3	$17.3		$69.1

Services	24.3%	28.4%	28.8%	29.4%	(450)	bps	(100)	bps
Products	25.1%	26.4%	18.1%	17.9%	700	bps	860	bps
Total gross margin	24.6%	27.6%	24.4%	24.7%	20	bps	290	bps

Selling and administrative expense	313.8	270.8	384.8	$271.2	(71.0)		(0.4)
Research, development and engineering expense	46.3	43.5	51.8	$45.7	(5.5)		(2.2)
Other operating expenses	(2.8)	(0.1)	3.9	$0.5	(6.7)		(0.6)
Operating expenses	$357.3	$314.2	$440.5	$317.4	$(83.2)		$(3.2)

Operating profit (loss)	$94.5	$192.2	$(6.0)	$119.9	$100.5		$72.3
Operating margin	5.1%	10.5%	(0.3)%	6.8%	550	bps	370	bps
Adjusted EBITDA		$222.1		$148.1			$74.0
Adjusted EBITDA margin		12.1%		8.4%			370	bps
[4] - See Note 1 below for GAAP to Non-GAAP adjustments to net sales, gross profit and operating expenses, which include selling and administrative expense, research, development and engineering expense, gain/loss on sales of assets, net, and impairment of assets.

[5]- Refer to Note 1 below for further information regarding adjustments for Non-GAAP which excludes the results of the non-core business that was sold in September 2023.

Operating Profit by Segment - Unaudited
	Three months ended
	June 30, 2024		June 30, 2023
($ in millions)	Banking	Retail[6]	Banking	Retail[6]
Services	$401.5	$139.2	$400.2	$135.3
Products	305.9	93.1	264.7	117.1
Total net sales	$707.4	$232.3	$664.9	$252.4

Services	$112.8	$42.6	$111.8	$41.9
Products	84.8	20.7	52.9	21.3
Total gross profit	$197.6	$63.3	$164.7	$63.2

Services	28.1%	30.6%	27.9%	31.0%
Products	27.7%	22.2%	20.0%	18.2%
Total gross margin	27.9%	27.2%	24.8%	25.0%

Selling and administrative expense	$47.2	$22.0	$45.8	$24.5
Research, development and engineering expense	16.0	6.6	16.5	6.6
Segment operating expenses	$63.2	$28.6	$62.3	$31.1

Operating profit	$134.4	$34.7	$102.4	$32.1
Operating margin	19.0%	14.9%	15.4%	12.7%

Segment operating profit		$169.1		$134.5
Corporate charges[7]		66.3		64.6
Consolidated Non-GAAP operating profit		$102.8		$69.9

[6] - Excludes the results of the non-core business that was sold during September 2023, and certain other non-recurring, non-operational charges detailed in the notes for Non-GAAP measures. Refer to Note 1 for further information.

[7]- Corporate charges are not reflected in the segment operating results, as these expenses are managed separately and not included in the segment results used to manage the business and assess performance. The unassigned corporate charges consist primarily of finance, IT, HR and legal expenditures.

Operating Profit by Segment - Unaudited
	Six months ended
	June 30, 2024		June 30, 2023
($ in millions)	Banking	Retail[6]	Banking	Retail[6]
Services	$788.1	$277.4	$781.3	$268.5
Products	568.1	201.5	476.5	244.3
Total net sales	$1,356.2	$478.9	$1,257.8	$512.8

Services	$218.8	$83.7	$224.3	$84.0
Products	159.3	44.6	81.2	47.7
Total gross profit	$378.1	$128.3	$305.5	$131.7

Services	27.8%	30.2%	28.7%	31.3%
Products	28.0%	22.1%	17.0%	19.5%
Total gross margin	27.9%	26.8%	24.3%	25.7%

Selling and administrative expense	$96.1	$45.3	$90.0	$47.1
Research, development and engineering expense	31.1	12.6	33.2	13.5
Segment operating expenses	$127.2	$57.9	$123.2	$60.6

Operating profit	$250.9	$70.4	$182.3	$71.1
Operating margin	18.5%	14.7%	14.5%	13.9%

Segment operating profit		$321.3		$253.4
Corporate charges[7]		129.1		133.5
Consolidated Non-GAAP operating profit		$192.2		$119.9

[6] - Excludes the results of the non-core business that was sold during September 2023, and certain other non-recurring, non-operational charges detailed in the notes for Non-GAAP measures. Refer to Note 1 for further information.

[7]- Corporate charges are not reflected in the segment operating results, as these expenses are managed separately and not included in the segment results used to manage the business and assess performance. The unassigned corporate charges consist primarily of finance, IT, HR and legal expenditures.

DIEBOLD NIXDORF, INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS - UNAUDITED
(in millions)

	Successor
	6/30/2024	12/31/2023
ASSETS
Current assets
Cash, cash equivalents, and restricted cash	$360.1	$592.3
Short-term investments	8.7	13.4
Trade receivables, less allowances for doubtful accounts	650.0	721.8
Inventories	632.7	589.8
Other current assets	254.0	236.6
Total current assets	1,905.5	2,153.9
Securities and other investments	6.7	6.5
Property, plant and equipment, net	147.1	159.0
Deferred income taxes	63.7	71.4
Goodwill	602.4	616.7
Customer relationships, net	511.5	543.0
Other intangible assets, net	321.3	348.3
Other assets	291.4	263.2
Total assets	$3,849.6	$4,162.0

LIABILITIES AND EQUITY
Current liabilities
Notes payable	$0.5	$0.3
Accounts payable	489.8	529.0
Deferred revenue	356.6	376.2
Other current liabilities	494.9	515.5
Total current liabilities	1,341.8	1,421.0

Long-term debt	1,099.8	1,252.4
Other liabilities	399.0	409.4

Total Diebold Nixdorf, Incorporated shareholders' equity	996.7	1,063.8
Noncontrolling interests	12.3	15.4
Total equity	1,009.0	1,079.2
Total liabilities and equity	$3,849.6	$4,162.0

DIEBOLD NIXDORF, INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS - UNAUDITED
(in millions, except per share amounts)

	Three months ended
	Successor	Predecessor
	June 30, 2024	June 30, 2023
Net sales
Services	$540.7	$538.0
Products	399.0	384.2
Total	939.7	922.2
Cost of sales
Services	398.0	388.1
Products	298.5	308.9
Total	696.5	697.0
Gross profit	243.2	225.2
Gross margin	25.9%	24.4%
Operating expenses
Selling and administrative expense	152.2	201.0
Research, development and engineering expense	22.1	25.4
Loss (gain) on sale of assets, net	(1.8)	0.9
Impairment of assets	—	1.8
Total	172.5	229.1
Percent of net sales	18.4%	24.8%
Operating profit (loss)	70.7	(3.9)
Operating margin	7.5%	(0.4)%
Other income (expense)
Interest income	3.0	3.3
Interest expense	(38.6)	(69.7)
Foreign exchange gain (loss), net	7.6	1.5
Reorganization items, net	—	(636.2)
Miscellaneous gain, net	2.6	3.5
Total other income (expense)	(25.4)	(697.6)
Profit (loss) before taxes	45.3	(701.5)
Income tax expense (benefit)	32.0	(24.8)
Equity in earnings (loss) of unconsolidated subsidiaries, net	1.5	(0.6)
Net income (loss)	14.8	(677.3)
Net income (loss) attributable to noncontrolling interests	(0.1)	(0.2)
Net income (loss) attributable to Diebold Nixdorf, Incorporated	$14.9	$(677.1)

Basic weighted-average shares outstanding	37.6	80.0
Diluted weighted-average shares outstanding	37.7	80.0

Basic weighted-average shares outstanding	$0.40	$(8.46)
Diluted weighted-average shares outstanding	$0.40	$(8.46)

DIEBOLD NIXDORF, INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS - UNAUDITED
(in millions, except per share amounts)

	Six months ended
	Successor	Predecessor
	June 30, 2024	June 30, 2023
Net sales
Services	$1,065.5	$1,054.4
Products	769.6	725.9
Total	1,835.1	1,780.3
Cost of sales
Services	806.7	751.1
Products	576.6	594.7
Total	1,383.3	1,345.8
Gross profit	451.8	434.5
Gross margin	24.6%	24.4%
Operating expenses
Selling and administrative expense	313.8	384.8
Research, development and engineering expense	46.3	51.8
Loss (gain) on sale of assets, net	(2.8)	1.2
Impairment of assets	—	2.7
Total	357.3	440.5
Percent of net sales	19.5%	24.7%
Operating profit (loss)	94.5	(6.0)
Operating margin	5.1%	(0.3)%
Other income (expense)
Interest income	7.2	5.0
Interest expense	(82.2)	(151.6)
Foreign exchange gain (loss), net	8.0	(9.1)
Reorganization items, net	—	(636.2)
Miscellaneous gain, net	3.6	6.1
Total other income (expense)	(63.4)	(785.8)
Profit (loss) before taxes	31.1	(791.8)
Income tax expense (benefit)	28.9	(3.7)
Equity in earnings (loss) of unconsolidated subsidiaries, net	(1.4)	(0.7)
Net income (loss)	0.8	(788.8)
Net income (loss) attributable to noncontrolling interests	0.5	(0.6)
Net income (loss) attributable to Diebold Nixdorf, Incorporated	$0.3	$(788.2)

Basic weighted-average shares outstanding	37.6	79.7
Diluted weighted-average shares outstanding	37.6	79.7

Basic weighted-average shares outstanding	$0.01	$(9.89)
Diluted weighted-average shares outstanding	$0.01	$(9.89)

DIEBOLD NIXDORF, INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS - UNAUDITED
(in millions)

	Successor	Predecessor
	Six months ended	Six months ended
	June 30, 2024	June 30, 2023
Cash flow from operating activities
Net income (loss)	$0.8	$(788.8)
Adjustments to reconcile net loss to cash flow used by operating activities:
Depreciation and amortization	15.2	24.8
Amortization of fair valued assets	48.3	35.7
Amortization of deferred financing costs into interest expense	0.8	21.8
Reorganization items (non-cash)	—	541.6
Reorganization items (debt make whole premium)	—	91.0
Share-based compensation	4.5	2.1
Debt prepayment costs	2.0	—
(Gain) loss on sale of assets, net	(2.4)	1.2
Deferred income taxes	7.9	(29.5)
Impairment of assets	—	2.7
Other	—	1.5
Changes in certain assets and liabilities:
Trade receivables	51.6	(30.4)
Inventories	(66.3)	(43.2)
Accounts payable	(24.8)	(118.1)
Income taxes	(14.2)	(7.7)
Deferred revenue	(6.5)	(50.1)
Certain other assets and liabilities	(48.4)	7.8
Net cash used by operating activities	(31.5)	(337.6)
Cash flow from investing activities
Capital expenditures	(8.4)	(11.2)
Capitalized software development	(12.6)	(10.8)
Net short-term investment activity	4.0	15.4
Proceeds from sale of assets	1.2	—
Net cash used by investing activities	(15.8)	(6.6)

Cash flow from financing activities
Revolving credit facility borrowings, net	39.3	—
Repayment of ABL credit agreement, net	—	(188.3)
Debt issuance costs	(4.6)	(3.8)
Receipt of DIP financing	—	1,250.0
Borrowings - FILO	—	58.9
Repayments - FILO	—	(58.9)
Repayment Exit facility	(200.0)	—
Repayment of superpriority term loan	—	(400.6)
Other debt borrowings	0.3	2.1
Other debt repayments	(0.1)	(2.1)
Debt prepayment costs	(2.0)	—
Debt make whole premium	—	(91.0)
Other	(2.8)	(2.9)
Net cash (used), provided by financing activities	(169.9)	563.4
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(15.0)	0.9
Change in cash, cash equivalents and restricted cash	(232.2)	220.1
Add: Cash included in assets held for sale at beginning of period	—	2.8
Less: Cash included in assets held for sale at end of period	—	0.2
Cash, cash equivalents and restricted cash at the beginning of the period	592.3	319.1
Cash, cash equivalents and restricted cash at the end of the period	$360.1	$541.8

Notes for Non-GAAP Measures
To supplement our condensed consolidated financial statements presented in accordance with GAAP, the company utilizes certain financial measures that are not prepared in accordance with GAAP, including Non-GAAP results, EBITDA and Adjusted EBITDA, adjusted earnings per share, free cash flow (use) and net debt.

Note 1. Profit and loss summary ($ in millions):

Three months ended June 30, 2024 compared to three months ended June 30, 2023.

	Three months ended June 30, 2024
	Successor
	Service Sales	Product Sales	Net Sales	COS - service	COS -product	COS	Gross Profit	% of Sales	SG&A	R&D	Other OPEX	OP	% of Sales
GAAP	$540.7	$399.0	$939.7	$398.0	$298.5	$696.5	$243.2	25.9%	$152.2	$22.1	$(1.8)	$70.7	7.5%
Restructuring and transition - personnel	—	—	—	1.4	(1.1)	0.3	(0.3)		1.9	0.4	—	(2.6)
Transformation - other	—	—	—	(1.0)	—	(1.0)	1.0		(12.2)	—	—	13.2
Financial restructuring costs	—	—	—	—	—	—	—		(5.0)	—		5.0
Amortization of fair valued assets	—	—	—	(13.2)	(3.5)	(16.7)	16.7		(0.9)	(0.1)	—	17.7
Non-routine (income) expense:
Divestitures and asset sales	—	—	—	—	—	—	—		—	—	1.7	(1.7)
Legal deal matters	—	—	—	—	(0.3)	(0.3)	0.3		(0.2)	—	—	0.5
Non-routine (income) expenses, net	—	—	—	—	(0.3)	(0.3)	0.3		(0.2)	—	1.7	(1.2)
Non-GAAP Adjusted results	$540.7	$399.0	$939.7	$385.2	$293.6	$678.8	$260.9	27.8%	$135.8	$22.4	$(0.1)	$102.8	10.9%

	Three months ended June 30, 2023
	Predecessor
	Service Sales	Product Sales	Net Sales	COS - service	COS -product	COS	Gross Profit	% of Sales	Selling, G&A	R, D & E	Other OPEX	OP	% of Sales
GAAP	$538.0	$384.2	$922.2	$388.1	$308.9	$697.0	$225.2	24.4%	$201.0	$25.4	$2.7	$(3.9)	(0.4)%
Restructuring and transition - personnel	—	—	—	(3.6)	—	(3.6)	3.6		—	(0.4)	—	4.0
Transformation - other		—	—	—	(0.3)	(0.3)	0.3		(13.4)	(0.9)		14.6
Refinancing related costs	—	—	—	—	—	—	—		(30.5)	—	—	30.5
Held for sale non-core business	(2.5)	(2.4)	(4.9)	(2.9)	(0.8)	(3.7)	(1.2)		(2.1)	(2.0)	—	2.9
Amortization of fair valued assets	—	—	—	—	—	—	—		(18.0)	—	—	18.0
Non-routine (income) expense:							—
Legal deal matters	—	—	—	—	—	—	—		(2.8)	—	—	2.8
Other	—	—	—	0.1	(0.1)	—	—		1.2	—	(0.4)	(0.8)
Other impairment	—	—	—	—	—	—	—		—	—	(1.8)	1.8
Non-routine (income) expenses, net	—	—	—	0.1	(0.1)	—	—		(1.6)	—	(2.2)	3.8
Non-GAAP Adjusted results	$535.5	$381.8	$917.3	$381.7	$307.7	$689.4	$227.9	24.8%	$135.4	$22.1	$0.5	$69.9	7.6%

	Three months ended
	June 30, 2024			June 30, 2023
	Successor			Predecessor
	Services	Products	Total	Services	Products	Total
Gross Profit	$142.7	$100.5	$243.2	$149.9	$75.3	$225.2
Restructuring and transition - personnel	(1.4)	1.1	(0.3)	3.6	—	3.6
Transformation - other	1.0	—	1.0	—	0.3	0.3
Held for sale non-core business	—	—	—	0.4	(1.6)	(1.2)
Amortization of fair valued assets	13.2	3.5	16.7	—	—	—
Non-routine (income) expense:						—
Legal deal matters	—	0.3	0.3	—	—	—
Other	—	—	—	(0.1)	0.1	—
Non-routine (income) expenses, net	—	0.3	0.3	(0.1)	0.1	—
Non-GAAP Adjusted Gross Profit	$155.5	$105.4	$260.9	$153.8	$74.1	$227.9

Six months ended June 30, 2024 compared to six months ended June 30, 2023.

	Six months ended June 30, 2024
	Successor
	Service Sales	Product Sales	Net Sales	COS - service	COS -product	COS	Gross Profit	% of Sales	SG&A	R&D	Other OPEX	OP	% of Sales
GAAP	$1,065.5	$769.6	$1,835.1	$806.7	$576.6	$1,383.3	$451.8	24.6%	$313.8	$46.3	$(2.8)	$94.5	5.1%
Restructuring and transition - personnel	—	—	—	(14.9)	(1.7)	(16.6)	16.6		(9.1)	(2.6)	—	28.3
Transformation - other	—	—	—	(1.0)	—	(1.0)	1.0		(18.0)	—	—	19.0
Financial restructuring costs	—	—	—	—	—	—	—		(12.0)	—	0.1	11.9
Amortization of fair valued assets	—	—	—	(27.8)	(9.3)	(37.1)	37.1		(3.5)	(0.2)	—	40.8
Non-routine (income) expense:
Divestitures and asset sales	—	—	—	—	—	—	—		—	—	2.6	(2.6)
Legal deal matters	—	1.7	1.7	—	0.7	0.7	1.0		(0.4)	—	—	1.4
Other	—	—	—	—	1.1	1.1	(1.1)		—	—	—	(1.1)
Non-routine (income) expenses, net	—	1.7	1.7	—	1.8	1.8	(0.1)		(0.4)	—	2.6	(2.3)
Non-GAAP Adjusted results	$1,065.5	$771.3	$1,836.8	$763.0	$567.4	$1,330.4	$506.4	27.6%	$270.8	$43.5	$(0.1)	$192.2	10.5%

	Six months ended June 30, 2023
	Predecessor
	Service Sales	Product Sales	Net Sales	COS - service	COS -product	COS	Gross Profit	% of Sales	Selling, G&A	R, D & E	Other OPEX	OP	% of Sales
GAAP	$1,054.4	$725.9	$1,780.3	$751.1	$594.7	$1,345.8	$434.5	24.4%	$384.8	$51.8	$3.9	$(6.0)	(0.3)%
Restructuring and transition - personnel	—	—	—	(4.2)	—	(4.2)	4.2		(6.6)	(1.0)	—	11.8
Transformation - other		—	—	—	(0.6)	(0.6)	0.6		(19.8)	(0.9)	(0.5)	21.8
Refinancing related costs	—	—	—	—	—	—	—		(44.6)	—	—	44.6
Held for sale non-core business	(4.6)	(5.1)	(9.7)	(5.8)	(2.1)	(7.9)	(1.8)		(4.2)	(4.2)	—	6.6
Amortization of fair valued assets	—	—	—	—	—	—	—		(35.7)	—	—	35.7
Non-routine (income) expense:												—
Legal deal matters	—	—	—	—	—	—	—		(3.0)	—	—	3.0
Other	—	—	—	0.3	(0.1)	0.2	(0.2)		0.3	—	(0.2)	(0.3)
Other impairment	—	—	—	—	—	—	—		—	—	(2.7)	2.7
Non-routine (income) expenses, net	—	—	—	0.3	(0.1)	0.2	(0.2)		(2.7)	—	(2.9)	5.4
Non-GAAP Adjusted results	$1,049.8	$720.8	$1,770.6	$741.4	$591.9	$1,333.3	$437.3	24.7%	$271.2	$45.7	$0.5	$119.9	6.8%

	Six months ended
	June 30, 2024			June 30, 2023
	Successor			Predecessor
	Services	Products	Total	Services	Products	Total
Gross Profit	$258.8	$193.0	$451.8	$303.3	$131.2	$434.5
Restructuring and transition - personnel	14.9	1.7	16.6	4.2	—	4.2
Transformation - other	1.0	—	1.0	—	0.6	0.6
Held for sale non-core business	—	—	—	1.2	(3.0)	(1.8)
Amortization of fair valued assets	27.8	9.3	37.1	—	—	—
Non-routine (income) expense:						—
Legal deal matters	—	1.0	1.0	—	—	—
Other	—	(1.1)	(1.1)	(0.3)	0.1	(0.2)
Non-routine (income) expenses, net	—	(0.1)	(0.1)	(0.3)	0.1	(0.2)
Non-GAAP Adjusted Gross Profit	$302.5	$203.9	$506.4	$308.4	$128.9	$437.3

Restructuring and transition - personnel expenses incurred during 2024 and 2023 relate to the cost savings initiative focused on operational simplification and automation of processes, and include severance and payroll of employees transitioning out of the organization. Costs of third-parties assisting with the execution of the program are categorized as Transformation - other. Financial restructuring costs incurred in 2024 and 2023 are advisor fees for the Company's restructuring process to optimize the capital structure that do not qualify for capitalization. Held for sale business are the results of a formerly majority-owned business that the Company sold in Q3 2023 that are excluded from the metrics used to evaluate the core business and assign resources. Amortization of fair valued assets expense is taken against the intangible assets established in purchase accounting as management believes that this is useful information which were eliminated upon application of Fresh Start Accounting. Legal deal matters primarily relates to third-party expenses and fees paid by the company and vendor adjustments in a foreign jurisdiction.

Note 2. Reconciliation of Combined net loss to EBITDA and Adjusted EBITDA (Non-GAAP measures) ($ in millions):

	Successor	Predecessor
	Three months ended	Three months ended
	June 30, 2024	June 30, 2023
Net income (loss)	$14.8	$(677.3)
Income tax expense	32.0	(24.8)
Interest income	(3.0)	(3.3)
Interest expense	38.6	69.7
Depreciation and amortization	30.2	31.1
EBITDA	112.6	(604.6)
Share-based compensation	2.6	0.8
Amortization of cloud-based software implementation costs	1.0	0.8
Foreign exchange loss (gain), net	(7.6)	(1.5)
Miscellaneous gain, net	(2.6)	(3.5)
Equity in earnings (loss) of unconsolidated subsidiaries, net	(1.5)	0.6
Restructuring and transformation expenses	10.5	18.6
Refinancing related costs	5.0	30.5
Non-routine (income) expense, net	(1.2)	3.8
Held for sale non-core business	—	2.6
Reorganization items, net	—	636.2
Adjusted EBITDA	$118.8	$84.3
Adjusted EBITDA as a % of revenue	12.6%	9.2%

	Successor	Predecessor
	Six months ended	Six months ended
	June 30, 2024	June 30, 2023
Net income (loss)	$0.8	$(788.8)
Income tax expense	28.9	(3.7)
Interest income	(7.2)	(5.0)
Interest expense	82.2	151.6
Depreciation and amortization	63.5	60.5
EBITDA	168.2	(585.4)
Share-based compensation	4.5	2.1
Amortization of cloud-based software implementation costs	2.8	1.7
Foreign exchange loss (gain), net	(8.0)	9.1
Miscellaneous gain, net	(3.6)	(6.1)
Equity in earnings (loss) of unconsolidated subsidiaries, net	1.4	0.7
Restructuring and transformation expenses	47.2	33.6
Refinancing related costs	11.9	44.6
Non-routine (income) expense, net	(2.3)	5.4
Held for sale non-core business	—	6.2
Reorganization items, net	—	636.2
Adjusted EBITDA	$222.1	$148.1
Adjusted EBITDA as a % of revenue	12.1%	8.4%

The company defines EBITDA as net loss excluding income tax benefit/expense, net interest expense, and depreciation and amortization expense. Adjusted EBITDA is EBITDA excluding the effects of the following items: share-based compensation, amortization of cloud-based software implementation costs, foreign exchange gain/loss net, miscellaneous net, equity in earnings of unconsolidated subsidiaries, restructuring and transformation expenses, refinancing related costs, non-routine expenses, the adjusted EBITDA loss of our held for sale non-core business, and reorganization items, net as outlined in Note 1 of the Non-GAAP measures.

The company excluded the amortization of Fresh Start fair valued assets and Wincor Nixdorf purchase accounting intangible assets from non-routine expenses, net in the Adjusted EBITDA reconciliation. Deferred financing fee amortization is included in interest expense; as a result, the company excluded from the depreciation and amortization caption. Depreciation and amortization expense was excluded from Held for sale non-core business. Amortization of cloud-based software implementation represents amortization of capitalized implementation costs related to cloud-based software arrangements that are included in selling and administrative expenses but are not considered GAAP depreciation and amortization. Reorganization items, net includes all income, expenses, gains, or losses that are incurred or realized as a result of the restructuring proceedings.

These are Non-GAAP financial measures used by management to enhance the understanding of our operating results. EBITDA and Adjusted EBITDA are key measures we use to evaluate our operational performance. We provide EBITDA and Adjusted EBITDA because we believe that investors and securities analysts will find EBITDA and Adjusted EBITDA to be useful measures for evaluating our operating performance and comparing our operating performance with that of similar companies that have different capital structures and for evaluating our ability to meet our future debt service, capital expenditures, and working capital requirements. However, EBITDA and Adjusted EBITDA should not be considered as alternatives to net income as a measure of operating results or as alternatives to cash flows from operating activities as a measure of liquidity in accordance with GAAP.

Note 3. Net debt is calculated as follows ($ in millions):

	June 30, 2024	December 31, 2023	June 30, 2023
	Successor	Successor	Predecessor
Cash, cash equivalents, restricted cash and short-term investments (GAAP measure)	$368.8	$605.7	$552.8
Cash included in assets held for sale	—	—	0.2
Debt instruments	(1,100.3)	(1,252.7)	(1,256.3)
Debt instruments subject to compromise	—	—	(2,160.3)
Net debt (Non-GAAP measure)	$(731.5)	$(647.0)	$(2,863.6)

We believe that cash, cash equivalents, restricted cash, and short-term investments on the balance sheet that net cash against outstanding debt, presented as net debt above, is a meaningful measure.

Note 4. Reconciliation of GAAP net income (loss) attributable to Diebold Nixdorf, Incorporated to Non-GAAP net income (loss) attributable to Diebold Nixdorf, Incorporated:

	Three months ended
	June 30, 2024		June 30, 2023
($ in millions, except per share data)	Successor	per share	Predecessor	per share
Net income (loss)	$14.8	$0.39	$(677.3)	$(8.47)
Net income (loss) attributable to noncontrolling interests	(0.1)	(0.01)	(0.2)	(0.01)
Net income (loss) attributable to Diebold Nixdorf, Incorporated	$14.9	$0.40	$(677.1)	$(8.46)
Restructuring and transformation expenses	10.6	0.28	18.6	0.23
Refinancing related costs	5.0	0.13	30.5	0.38
Held for sale non-core business	—	—	2.9	0.04
Amortization of fair valued assets	17.7	0.47	18.0	0.23
Non-routine (income) expense:
Divestitures and asset sales	(1.7)	(0.05)	—	—
Legal deal matters	0.5	0.01	2.8	0.04
Other	—	—	(0.8)	(0.01)
Other Impairment	—	—	1.8	0.02
Non-routine (income) expense, net	(1.2)	(0.04)	3.8	0.05
Reorganization items, net	—	—	636.2	7.95
Tax impact (inclusive of allocation of discrete tax items)	(3.5)	(0.09)	(12.1)	(0.15)
Net income (loss) (Non-GAAP)	$43.4	$1.15	$20.8	$0.26
Net income (loss) attributable to noncontrolling interests	(0.1)	(0.01)	(0.2)	—
Total adjusted net income (loss) attributable to Diebold Nixdorf, Incorporated (Non-GAAP measure)	$43.5	$1.16	$21.0	$0.26

	Six months ended
	June 30, 2024		June 30, 2023
($ in millions, except per share data)	Successor	per share	Predecessor	per share
Net income (loss)	$0.8	$0.02	$(788.8)	$(9.90)
Net income (loss) attributable to noncontrolling interests	0.5	0.01	(0.6)	(0.01)
Net income (loss) attributable to Diebold Nixdorf, Incorporated	$0.3	$0.01	$(788.2)	$(9.89)
Restructuring and transformation expenses	47.3	1.26	33.6	0.42
Refinancing related costs	11.9	0.32	44.6	0.56
Held for sale non-core business	—	—	6.6	0.08
Amortization of fair valued assets	40.8	1.09	35.7	0.45
Non-routine (income) expense:
Divestitures and asset sales	(2.6)	(0.07)	—	—
Legal deal matters	1.4	0.04	3.0	0.04
Other	(1.1)	(0.03)	(0.3)	—
Other Impairment	—	—	2.7	0.03
Non-routine (income) expense, net	(2.3)	(0.06)	5.4	0.08
Reorganization items, net	—	—	636.2	7.98
Tax impact (inclusive of allocation of discrete tax items)	(23.6)	(0.63)	(20.3)	(0.26)
Net income (loss) (Non-GAAP)	$74.4	$1.99	$(46.4)	$(0.58)
Net income (loss) attributable to noncontrolling interests	0.5	0.01	(0.6)	(0.01)
Total adjusted net income (loss) attributable to Diebold Nixdorf, Incorporated (Non-GAAP measure)	$73.9	$1.97	$(45.8)	$(0.57)

Refer to Note 1 for additional information on non-routine (income) expense for the periods presented.

PR_24-4133